EXHIBIT 10.4

                                                              June 25, 2004



Perfisans Holdings, Inc.
7828 Kennedy Road
Suite 201
Markham, Ontario L6G 1C8

         This letter shall serve to modify the stock purchase agreement of February 11, 2004 by and between SBI Brightline Consulting, LLC and Perfisans Holdings, Inc. The agreement is hereby modified to provide for the sale and purchase of only 1,000,000 shares at $2.00 per share which purchase will take place promptly upon the effectiveness of the Registration Statement. The agreement is further modified to eliminate the reference to a second tranche of 1,000,000 shares. All other terms and provisions of the Agreement shall remain in effect.

                                            SBI Brightline, Consulting, LLC



                                            -------------------------------
                                            By: Shelly Singhal



Agreed and Accepted



Perfisans Holdings, Inc.

By:
    -----------------------------
    To-Hon Lam, President

                                                              June 28, 2004



Perfisans Holdings, Inc.
7828 Kennedy Road
Suite 201
Markham, Ontario L6G 1C8

         This letter shall serve to modify the stock purchase agreement of February 11, 2004 by and between Trilogy Capital Partners, Inc. and Perfisans Holdings, Inc. The agreement is hereby modified to provide for the sale and purchase of only 1,000,000 shares at $2.00 per share which purchase will take place promptly upon the effectiveness of the Registration Statement. The agreement is further modified to eliminate the reference to a second tranche of 1,000,000 shares. All other terms and provisions of the Agreement shall remain in effect.

                                      Trilogy Capital Partners, Inc.


                                      -----------------------------
                                      By: A.J. Cervantes, President



Agreed and Accepted


Perfisans Holdings, Inc.

By:
    ---------------------------
    To-Hon Lam, President